Exhibit 10.25
AMENDMENT NUMBER EIGHT
to the
Second Amended and Restated Master Loan and Security Agreement
dated as of June 27, 2005
by and among
NEW CENTURY MORTGAGE CORPORATION
NC CAPITAL CORPORATION
NEW CENTURY FINANCIAL CORPORATION
and
CITIGROUP GLOBAL MARKETS REALTY CORP.
          This AMENDMENT NUMBER EIGHT (this “Amendment Number Eight”) is made this 31st day of July, 2006, among NEW CENTURY MORTGAGE CORPORATION, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 (“NC Mortgage”), NC CAPITAL CORPORATION, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 (“NC Capital”), NEW CENTURY FINANCIAL CORPORATION, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 (“NC Financial”) and CITIGROUP GLOBAL MARKETS REALTY CORP., having an address at 390 Greenwich Street, New York, New York 10013 (“Citigroup”) to the SECOND AMENDED & RESTATED MASTER LOAN AND SECURITY AGREEMENT, dated as of June 27, 2005, among NC Mortgage, NC Capital, NC Financial and Citigroup, as amended (the “Agreement”).
RECITALS
          WHEREAS, the parties have agreed to amend the Agreement to extend the Maturity Date as more expressly set forth below;
          WHEREAS, as of the date of this Amendment Number Eight, each of NC Mortgage, NC Capital and NC Financial represents to Citigroup that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement and the Loan Documents.
          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:
          SECTION 1. Effective as of July 31, 2006, the Agreement shall be amended as follows:
          (a) Section 1.01 of the Agreement is hereby amended by substituting “August 1, 2006” for “July 31, 2006” in the definition of “Maturity Date” thereof.
          SECTION 2. Fees and Expenses. NC Capital agrees to pay to Citigroup all fees and out of pocket expenses incurred by Citigroup in connection with this Amendment Number Eight (including all reasonable fees and out of pocket costs and expenses of Citigroup’s legal counsel incurred in connection with this Amendment Number Eight), in accordance with Section 11.03(b) of the Agreement.

          SECTION 3. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.
          SECTION 4. Representations. In order to induce Citigroup to execute and deliver this Amendment Number Eight, NC Capital, NC Mortgage and NC Financial hereby represent to Citigroup that as of the date hereof, after giving effect to this Amendment Number Eight, each of NC Capital, NC Mortgage and NC Financial is in full compliance with all of the terms and conditions of the Agreement and no Event of Default or material adverse change has occurred under the Agreement.
          SECTION 5. Limited Effect. This Amendment Number Eight shall become effective upon the execution hereof by the parties hereto. Except as expressly amended and modified by this Amendment Number Eight, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Eight need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.
          SECTION 6. GOVERNING LAW. THIS AMENDMENT NUMBER EIGHT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
          SECTION 7. Counterparts. This Amendment Number Eight may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.
[SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, Citigroup, NC Capital, NC Mortgage and NC Financial have caused this Amendment Number Eight to be executed and delivered by their duly authorized officers as of the day and year first above written.

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:	/s/ Bobbie Theivakumaran

Name: Bobbie Theivakumaran
Title: Authorized Agent

NC CAPITAL CORPORATION

By:	/s/ Karl Weiss

Name: Karl Weiss
Title: SVP

NEW CENTURY MORTGAGE CORPORATION

By:	/s/ Karl Weiss

Name: Karl Weiss
Title: SVP

NEW CENTURY FINANCIAL CORPORATION

By:	/s/ Kevin Cloyd

Name: Kevin Cloyd
Title: EVP

By:	/s/ Brad A. Morrice

Name: Brad A. Morrice
Title: President and CEO